SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2006


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)


        Marshall Islands                000-51366              98-0453513
(State or other jurisdiction of     (Commission File         (IRS employer
 incorporation or organization)          Number)            identification no.)
     477 Madison Avenue                                           10022
         Suite 1405                                            (Zip Code)
     New York, New York

 (Address of principal
   executive offices)


(Registrant's telephone number, including area code): (212) 785-2500

Item 7.01 - Regulation FD Disclosure

The Company has added a new investor presentation to its website entitled "Investor Presentation - April 2006" for use in presentations to investors. A copy of the presentation may be found on the Company's website at: http://www.eagleships.com.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 18, 2006
                                    Eagle Bulk Shipping Inc.


                                    By: /s/ Sophocles N. Zoullas
                                        -------------------------
                                         Sophocles N. Zoullas
                                         Chief Executive Officer and President

SK 25083 0001 662384